UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                May 25, 2005
                Date of Report (Date of Earliest Event Reported)

                               CONVERA CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                000-31989                  54-1987541
(State or other                     (Commission File No.)         (I.R.S. Employer
jurisdiction of incorporation)                                     Identification No.)

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                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 22182
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 761-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _____ Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

 _____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02.  Results Of Operations And Financial Condition

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Convera Corporation (the "Company"), dated May 25, 2005, reporting the Company's financial results for the fiscal quarter ended April 30, 2005. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01(c).  Financial Statements and Exhibits

     99.1 Press Release of Convera Corporation dated May 25, 2005, reporting Convera Corporation's financial results for the fiscal quarter ended April 30, 2005.

                                         CONVERA CORPORATION


                                          By:      /s/  JOHN R. POLCHIN
                                                   John R. Polchin
                                                  Chief Financial Officer

Date:  May 25, 2005

                                                                    Exhibit 99.1

                                                        Contact:
                                                        John R. Polchin
                                                        Chief Financial Officer
                                                        Convera
                                                        703.761.3700

                 Convera Reports First Quarter Financial Results



Vienna, Va., May 25, 2005 - Convera Corporation (NASDAQ: CNVR), a leading provider of search and categorization software for enterprises and government agencies, today announced financial results for the three-month period ended April 30, 2005.

Revenue for the first quarter of fiscal 2006 totaled $5.1 million, a 38% decrease when compared to the year-ago quarter. The prior year period revenue results included a $1.5 million, non-recurring compliance transaction from a U.K. intelligence agency. This, coupled with budgetary constraints across the federal sector, accounted for the revenue variance versus the prior year quarter. Gross profit for the three-month period ended April 30, 2005 totaled $3.6 million, resulting in a gross margin of 71% as compared to a gross margin of 77% for the prior-year period.

The net loss for the three-month period ended April 30, 2005 was $2.5 million or $0.06 per share, compared to a net loss of $4.8 million, or $0.14 per share, for the comparable year-ago period. Fiscal year 2005 re-alignments to the Company's operating infrastructure, and the adoption of FAS 86 (which requires capitalization of software development costs once technological feasibility has been achieved) related to the Company's Web indexing initiative as discussed further below, were the primary causes for the reduction of the Company's net loss for the first quarter versus the year-ago quarter.

Cash and investments as of April 30, 2005 totaled $21.8 million, inclusive of $5 million of proceeds from the March 2005 Silicon Valley Bank equipment term loan.

"The Company continues to make progress in the development of its Web indexing system. We expect to achieve our goals of launching a Web indexing service offering while reaching net income neutrality for our software products group by this fiscal yearend", stated, Patrick C. Condo, Convera's President and Chief Executive Officer.

With respect to the Company's emerging Web indexing initiative (which focuses on applying portions of the Company's existing technology to searching and indexing contextually relevant information from the World Wide Web), the Company continues to realize advances in its development efforts, including increases to its Web index. The Company is currently accepting "beta" customers and the Company remains focused on launching a service offering later this fiscal year. Capital outlays to date, in connection with this proposed service offering, remain limited to equipment, personnel and general operating costs, which are expected to increase as the indexing initiative progresses. The Company continues to assess future capital requirements for this Web indexing initiative and may elect to seek additional funding sources over the coming quarters.

                                   -- more --

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Page 2 - Convera Reports First Quarter Financial Results


FAS 86

FAS 86 governs the practice by which newly developed technology (e.g., software in this case), is accounted for once "technological feasibility" has been determined. Convera's Web indexing initiative was determined to have reached technological feasibility during the first quarter with the attainment of a one billion page Web index. Once technological feasibility was achieved, the Company began capitalizing software development costs and will continue to do so until such time, as "commercial availability" is determined. At the time of commercial availability, capitalization of the Web indexing related research and development costs will cease and amortization of the capitalized costs will commence over a yet to be determined timeframe. Accordingly, the Company capitalized approximately $2.3 million in research and development costs during the first fiscal quarter.

IN OTHER NEWS

The Company's Annual Shareholder meeting will be held on July 12, 2005 at the Company's offices located at 1921 Gallows Road, Suite 200, Vienna, Virginia 22182. The meeting is scheduled to begin promptly at 10 a.m. EST.

The attached financial information compares the results of operations for the three-month period ended April 30, 2005 to the same period in 2004 and the balance sheet as of April 30, 2005 to the balance sheet as of January 31, 2005.


About Convera
Convera is a leading provider of mission-critical enterprise search and categorization solutions. Convera's RetrievalWare solutions maximize return on investment in vast stores of unstructured information by providing highly scalable, fast, accurate and secure search across more than 200 forms of text, video, image and audio information, in more than 50 languages. More than 900 customers in 33 countries rely on Convera's search solutions to power a broad range of applications including enterprise portals, knowledge management, intelligence gathering, profiling, corporate policy compliance, regulatory compliance, customer service and more. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com


This release, including any statements from Convera personnel, contains statements about Convera's future expectations, performance, plans, and prospects, as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions and trends; continued success in technological advances and development including the Web initiative; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements; reduced customer demand relative to expectations; competitive factors; and other risk factors listed from time to time in the company's SEC reports. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements. The Convera design logo and the following are worldwide trademarks of Convera: Convera(TM), RetrievalWare(R), and Screening Room(R). The names of actual companies and products mentioned herein may be the trademarks of their respective owners.




                                   -- more --
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Page 3 - Convera Reports First Quarter Financial Results


The condensed, consolidated statements of operations for the Company appear below and are presented in accordance with accounting principles generally accepted in the United States. All amounts, except per share amounts, are expressed in thousands of U.S. dollars.

                                                                Three Months Ended
                                                                       April 30,
                                                                 2005           2004
                                                            (unaudited)     (unaudited)
Revenues:
   License                                                       $ 2,187        $   5,856
   Services                                                          840              583
   Maintenance                                                     2,051            1,731
                                                          --------------- ---------------

                Total revenues                                     5,078            8,170
                                                          --------------- ---------------


Cost of Revenues:
   License                                                           430              659
   Services                                                          828              716
   Maintenance                                                       221              522
                                                          --------------- ---------------
                Total cost of revenues                             1,479            1,897
                                                          --------------- ---------------

Gross Margin                                                       3,599            6,273
                                                          --------------- ---------------

Operating Expenses:
   Sales and marketing                                             2,196            5,013
   Research and product development, gross                         3,940            3,640
    Capitalized research and development costs                    (2,286)               -
   General and administrative                                      2,300            2,416
   Restructuring charge                                              (56)               -
                                                          --------------- ---------------
                 Total operating expenses                          6,094           11,069
                                                          --------------- ---------------

Operating Loss                                                    (2,495)          (4,796)

Other Income, net                                                     26               37
                                                          --------------- ---------------

Net Loss                                                       $  (2,469)       $ (4,759)
                                                          =============== ===============


Net loss per common share - basic & diluted                     $  (0.06)        $ (0.14)
                                                          =============== ===============

Weighted-average number of common
   shares outstanding - basic & diluted                           38,351           33,936

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                                   -- more --


Page 4 - Convera Reports First Quarter Financial Results



     The condensed, consolidated balance sheets for the Company appear below and are presented in accordance with accounting principles generally accepted in the United States. All amounts are expressed in thousands of U.S. dollars.



 ASSETS                                                   April 30, 2005        January 31, 2005
                                                            (unaudited)
 Current Assets
             Cash and cash equivalents                     $      21,701         $       17,766
             Short term investments                                   71                     71
             Accounts receivable, net                              5,383                  6,530
             Prepaid expenses and other                            1,819                  2,390
                                                       --------------------- ----------------------

                   Total current assets                           28,974                 26,757

 Other assets, net                                                 6,046                  6,696
 Goodwill & Other intangible assets                                2,774                  2,841
 Capitalized research and development costs                        2,286                      -
                                                       --------------------- ----------------------

                   Total Assets                           $       40,080         $       36,294
                                                       ===================== ======================



 LIABILITIES AND SHAREHOLDERS' EQUITY

 Current Liabilities
             Accounts payable                             $        1,280         $        1,967
             Accrued expenses                                      3,497                  4,055
             Deferred revenues                                     3,630                  4,288
             Restructuring reserve - current                         522                    835
                                                       --------------------- ----------------------

                            Total current liabilities              8,929                 11,145

             Other long-term liabilities                           5,000                      -

                                                       --------------------- ----------------------
                   Total long-term liabilities                     5,000                      -

                                                       --------------------- ----------------------

                   Total Liabilities                              13,929                 11,145
                                                       --------------------- ----------------------

 Shareholders' Equity                                             26,151                 25,149

                   Total Liabilities & Shareholders'
                   Equity                                 $       40,080         $       36,294
                                                       ===================== ======================

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